SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) is May 11, 2004

                                    YP CORP.

             (Exact name of registrant as specified in its charter)


           NEVADA                        000-24217              85-0206668
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or jurisdiction)                           Identification Number)



4940 E. JASMINE STREET, SUITE 105, MESA,
              ARIZONA                                                  85205
-------------------------------------------------                 --------------
        (Address of principal
           executive office)                                        (Zip Code)


Registrant's telephone number, including area code: (480) 654-9646

                                  YP.NET, INC.
                                  (former name)


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Item 7.   EXHIBITS.

EXHIBIT  NO.     ITEM
------------     ----

99.1 Press Release dated May 11, 2004 reporting the Registrant's earnings for the second fiscal quarter ended March 31, 2004.



Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 11, 2004, YP Corp. issued a press release announcing its earnings for the second fiscal quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2004                   YP  CORP.


                                      /s/  Angelo  Tullo
                                      ------------------------------------------
                                      Angelo  Tullo,  Chairman  and  Chief
                                      Executive  Officer


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